Exhibit 99.1
November 2022InvestorPresentation

Safe Harbor StatementTheforward-lookingstatementscontainedinthispresentationaresubjecttovariousrisksandknownandunknownuncertainties.AlthoughtheCompanybelievestheexpectationsreflectedinsuchforward-lookingstatementsarebasedonreasonableassumptions,therecanbenoassurancethattheCompany’sexpectations willbeachieved.FactorswhichcouldcausetheCompany’sactualresults,performance,orachievementstodiffersignificantlyfromtheresults,performance,orachievementsexpressedorimpliedbysuchstatementsaresetforthunderthecaptions“Item1A.RiskFactors”and“Forward-LookingStatements”inourannualreporton Form10-KandinourquarterlyreportsonForm10-QanddescribedfromtimetotimeintheCompany’sfilings withtheSEC.Forward-lookingstatementsarenotguaranteesofperformance.Forforward-lookingstatements herein,theCompanyclaimstheprotectionofthesafeharborforforward-lookingstatementscontainedinthe PrivateSecuritiesLitigationReformActof1995.TheCompanyassumesnoobligationtoupdateorsupplement forward-lookingstatementsthatbecomeuntruebecauseofsubsequentevents.Thispresentationcontainscertainnon-GAAPfinancialmeasures,includingNetOperatingIncome(NOI),FundsFromOperations(FFO),andFundsFromOperations,asadjusted(FFO,asadjusted).Thedefinitionsoftheseterms,thereasonsfortheiruse,andreconciliationstothemostdirectly comparableGAAPmeasuresareincludedinourEarningsReleaseaswellastheNon-GAAP FinancialMeasuressectionunderthecaption“Management’sDiscussionandAnalysisof FinancialConditionandResultsofOperations”(orsimilarcaptions)inourannualreportonForm 10-KandquarterlyreportsonForm10-Q,anddescribedfromtimetotimeintheCompany’s filingswiththeSEC.Use of Non-GAAP Financial Measures

Introduction to CubeSmartA high-quality portfolio in an attractive industry with proven returns 1,274Properties1 $12.1 BillionMarket Cap3 159%5-year total shareholder return2 61%5-year Dividend Growth4 47%5-year Growth in FFO per Share, as Adjusted2 Baa2/BBB Rating $3.0 Billion5-year acquisition volume 1.As of September 30, 20222.Period ended December 31, 20213 3.Market value of common equity and book value of debt as of September 30, 2022 4.Annual dividends declared for period ended December 31, 2021

Why CubeSmart?A company built to perform throughout all phases of the cycle Attractive IndustryWell-diversified demand characteristics create strong industry fundamentalsCash Flow StabilityIndustry-leading portfolio demographics and a conservative balance sheet produce stable cash flows throughout the entire cycleFocus on QualityContinuing to grow the platform through high- quality investments and further operational evolution to generate long-term valueExperienceA well-seasoned management team with experience operating throughout many macroeconomic environments4

CubeSmart’sHistoryA history of executing on strategic objectives 20042006 2010 2011 2011 U-Store-It initial public offeringArrival of current management teamAcquired United Stor-All to establish the third-party management platformRebranded the company as CubeSmart Won 1stISS industry award for Best Customer ServiceIssued debut investment grade unsecured senior notesOpened 1,000thCubeSmart locationLaunched fully online rental platform, SmartRentalAcquired 59 property Storage West portfolio for $1.7 billionAcquired 22 property Storage Deluxe portfolio located primarily in NYC for $560 million2012 2012 2018 2020 20215

0%100%200%300%400%500%600%700%800%Dec-11Dec-12Dec-13Dec-14Dec-15Dec-16Dec-17Dec-18Dec-19Dec-20Dec-21Self-Storage REIT Average Total Return Attractive IndustryStrong sector fundamentals generate outsized long-term returns Dynamic DemandWide range of needs drives demand for the product throughout all economic cycles High MarginsLow expense load & cap-ex requirements drive more cash flow to the bottom lineShort-Term LeasesMonth-to-month leases allow for rapid repricing in response to changing economic conditionsIncreasing UtilizationNewly identified sources of demand have created increases in utilization and product awareness 61.Straight average total return for CUBE, PSA, EXR, and LSI from December 31, 2011 through December 31, 2021

Cash Flow StabilityNational scale with a focused concentration in key marketsNational ScaleCubeSmart operates in 150 markets across 39 states and the District of Columbia1, providing diversification throughout the countryKey Market DepthA portfolio focused on coverage across all attractive submarkets within our core MSAsCustomer DiversificationWith ~730k customers1across the portfolio, our customer base is representative of each store’s local community while no one tenant or cohort represents a material segment of the rent roll 7 1.As of September 30, 2022

Diversified Portfolio in Quality MarketsNational platform with a focus in core markets to drive long-term value States with Managed Stores Only States with Owned StoresFocus on Top Markets89% of owned store NOI comes from top-40 MSAs1Portfolio ExposureExposure to secondary and tertiary markets through our third-party management program and joint ventures further diversifies the portfolio and leverages our operating platform81.For the three months ended September 30, 2022

Top 10 MSAs MSAs 11-25 MSAs 26-40 MSAs 41+Quality Market Focus Generates Long-Term Value59%19%11%11%Property NOI by Market2Strong Demographics A strategic focus on submarkets with attractive demographics for stable long-term demand trendsMature MarketsLarger, stable markets should experience less volatility than secondary and tertiary marketsPerformance Through All Parts of the CycleStrong market fundamentals and demographics support demand trends throughout the economic cycleIndustry-leading demographics create a strong demand backdrop 050100150200CUBEEXRPSALSINSAAvg 3-mile Population Density (000’s)11.Source: Evercore ISI Research Report dated March 18, 20222.Total owned portfolio NOI for the three months ended September 30, 20229

Market Leader in New York CityLowest Supplied MarketSupply across the three key outer boroughs is 2.7 SF per capita1, the lowest nationally and less than half the national average of 6.2 SF per capita2. Future supply will be limited due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive programBest-In Class PortfolioOur NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brandUnique SubmarketsEach borough features a robust local economy with its own unique demand driversPortfolio Composition3NYC competitive advantage is a key component of our long-term strategy1.Source: CubeSmart internal market research2.Source: 2022 Self-Storage Almanac10 All Other Markets 3.Total portfolio NOI for the three months ended September 30, 2022

Quality PlatformSophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long termQuality CompanyContinued focus on corporate responsibility and risk management to ensure sustainable long-term growthQuality Balance SheetInvestment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunitiesValue Creation StrategyFocus on quality drives long-term shareholder value11 Quality PortfolioDisciplined investment strategy to grow our nation-wide portfolio of best-in-class assets in core markets with strong demographics and demand profiles

Operating PlatformFoundation of proprietary solutions creates flexibility for the futureTechnological PlatformInvest in foundational systems to provide scalabilityCustomer CaptureAttract the greatest share of demand across all channels through sophisticated strategiesDynamic PricingMaximize revenue through real-time pricing decisions that leverage historical customer dataService Oriented ModelProvide award-winning customer service to meet the many needs of our customersOngoing Optimization Continually test new strategies to capture further efficiencies 12Platform| Portfolio | Balance Sheet| Company

The Customer JourneyExisting CustomerRentalReservationOptimizing the PlatformPaid SearchBid on ~2+ million keywords Brand MarketingFurther build brand awareness, making CUBE an operator of choice Social MediaInnovative tactics to reach prospective customers WebsiteInteract with 13.5 million visitors annually1 Sales CenterReceive 1.1 million calls annually1 RateSmartLeverage demand trends to generate optimal pricing SmartRental~30% of customers rent through SmartRental In-Store TeammatesReduce friction throughout the rental process HIVE Point of SaleFlexible platform to build further enhancements CubeSmart Mobile AppEnhanced customer interaction Lazarus Data WarehouseUtilize customer data to further optimize operations Rate IncreasesMaximize revenue through individually optimized customer rate increases ResearchEfficient interactions across the customer journey13Platform| Portfolio | Balance Sheet| Company1.Data for full year ended December 31, 2021

Redefining the Customer ExperienceMeeting the changing needs of our customersLeveraging Digital PlatformsReplicate the in-person experience across all customer touch pointsOmni-Channel ExperienceA fully integrated experience where customers can seamlessly transition between various channels & platformsCustomer PreferenceProvide optionality to meet the customer in the way they wish to interactAward Winning Customer ServiceContinue to provide industry-leading service both in-store and across all of our digital platforms14Platform| Portfolio | Balance Sheet| Company

External Growth StrategyEnhancing our portfolio through strategic external growth opportunities High-Quality AcquisitionsTarget acquisitions of well positioned, quality assets in markets with strong demographics and demand trendsDevelopment & Lease-UpBuild and acquire purpose- built properties in top markets to generate elevated growth over the long termValue-Add Joint VenturesGenerate outsized returns, reduce risk and enhance further diversification through acquisitions with partnersThird-Party ManagementMutually beneficial value creation by generating additional scale and value from our platform Platform | Portfolio| Balance Sheet| Company15

0200400 60080010001200 14002010201120122013201420152016201720182019202020212022 Wholly-Owned Joint Venture Managed Robust Portfolio GrowthStrategically increase the scale of the platform Multi-Faceted Growth StrategyContinue to utilize wide variety of avenues to grow the portfolioBrand AwarenessSince 2010, increased stores on the platform by 179%Customer Data PointsThe consistent growth in CubeSmart stores has substantially increased our customer base by ~539k since 20101,274456 Platform | Portfolio| Balance Sheet| Company16 11.As of September 30, 2022

AcquisitionsDisciplined investment strategy to prudently build our portfolio83%of acquisitions since 2010 in top 25 MSAs$1.5Bof acquisitions from third-party management1Strong Demographics Focus on submarkets with attractive demographics for strong long-term demand characteristicsComplement Existing PortfolioContinue to identify opportunities to improve coverage across core marketsPlatform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansionStrategic Lease-up Opportunities Acquire properties in lease-up to generate elevated returns$3.1Bof wholly-owned acquisitions since 20171.Since 2010 Platform | Portfolio| Balance Sheet| Company17

DevelopmentStrategic partnerships drive additional long-term value to our shareholdersPartner with Local DevelopersPartner with developers that have local market expertise and can source high-quality sitesFocus on Top MarketsTargeted projects in high-quality markets that generate attractive long-term risk-adjusted returnsOperational ExpertiseLeverage CubeSmart’s operating platformto optimally design and efficiently lease-up new storesPortfolio RefreshEnhance the quality of our existing portfolio through purpose-built, flagship properties that showcase our brand$684Mof new projects delivered1100% of new development in top 10 markets$40Mof new projects in the pipeline2Platform | Portfolio| Balance Sheet| Company1.Development deliveries as of September 30, 2022 (does not include C/O acquisitions)2.As of September 30, 202218

Joint Venture AdvantagesStrategic investment with joint venture partners adds value to our portfolio 4different ventures175total properties1Strong ReturnsFee revenue and promoted interests increase our return profile for transactionsDiversification Further diversifying cash flow and exposure to markets outside of core acquisition strategyOpportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority interest while mitigating dilution through feesAcquisition Opportunities Opportunityto purchase the assets that are a strategic fit at the end of the hold periodPlatform | Portfolio| Balance Sheet| Company19 $900Mof properties acquired in joint ventures11.As of September 30, 2022. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction

Third-Party Management Mutually beneficial relationships drive additional long-term value to our shareholders 663properties1185+ partnerships1$31Mmanagement fee income2ProfitabilityCreate additional revenue streams for our shareholders through management and other feesScaleContinue expanding our national footprint and brand as we take on additional stores, increasing operating efficiencies Acquisition PipelineOpportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting riskRelationshipsBuild a group of partners to share insights and industry trendsPlatform | Portfolio| Balance Sheet| Company1.As of September 30, 20222.For the year ended December 31, 202120

Financial StrengthEnsuring stability while funding growthContinue to operate with credit metrics at the conservative end of our investment grade rating, ensuring access to a variety of attractively-priced capital Net Debt to EBITDA1: 4.4xEBITDA Coverage1,2: 7.0xDebt to Gross Assets1: 37.7% 1.Source: Company Filings, as of December 31 of each stated year. Results for 2022 are as of September 30. 2.Calculated as annual EBITDA / Interest Expense BBB(Stable)Baa2(Stable) 0.0%20.0%40.0%60.0%80.0%100.0%201720182019202020212022 Unsecured Debt Secured Debt 1.0x2.0x3.0x4.0x5.0x6.0x 7.0x201720182019202020212022 0.0x2.0x 4.0x 6.0x 8.0x201720182019202020212022Platform | Portfolio | Balance Sheet| Company21

Liquidity and Access to CapitalAccess to the full range of capital sources to fund commitments Capital Needs & LiquidityAmple liquidity to manage near-term capital needsCapital Needs: $53.2M through 20231$22.2M of remaining development commitments$31.0Mof debt maturities Existing Sources of Capital$664.0M of remaining capacity on revolving credit facility1Retained free cash flowAccess to CapitalProven ability to access a variety of sources of capitalRaised $6.4 billion since 2010Common Equity:Raised $2.5 billion of net proceedsUnsecured Senior Notes: Raised $3.4 billion through ten unsecured senior note issuances Credit Facility:$850 million revolving line of credit2Bank Debt:Raised $500 million in term loans (since repaid)Preferred Equity:Raised $77.5 million in preferred equity (since redeemed) -31,004 32,481 300,000 336,794 86,000 550,000 404,300 350,000 450,000 500,000 - 200,000 400,000 600,00020222023202420252026202720282029203020312032Debt Maturity Schedule2(000’s) Secured Debt Unsecured Debt Unsecured revolving credit facilityPlatform | Portfolio | Balance Sheet| Company1.As of September 30, 20222.As of September 30, 2022 pro forma to include restated unsecured revolving credit facility22

00.511.522.520112012201320142015201620172018201920202021Funds from Operations, as Adjusted Experienced ManagementLengthy track record of experience through all phases of the cycle21 years in self storage15 yearswith CubeSmart22 years at publicly-traded REITS Named Executive Officers1+225%Platform | Portfolio | Balance Sheet| Company23 1.Represents averages for CubeSmart Named Executive Officer group

$- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.0020122013201420152016201720182019202020212022Annual Dividend per ShareSharing Cash Flow GrowthConsistent history of dividend increases to return capital to investors +391%Platform | Portfolio | Balance Sheet| Company24 11.Annualized assuming no change in current dividend rate

Environmental HighlightsMinimizing our environmental impact for long-term sustainability Environmental TargetsEstablished targets to reduce consumption and greenhouse gas emissions.Through 2021, we made significant progress against these targets with a 19.2% like-for-like reduction in Scope 1 & 2 GHG emissions.1Solar ProgramAdded solar panels to 93 owned stores with projects underway to add solar systems to an additional 31 stores.2In 2021, our stores produced 7.8 million kWh of renewable energy, an 18.8% increase from 2020.HVAC UpgradesIn 2021, we substantially completed our 3-year capital project to upgrade our HVAC systems, which will lower our CFC emissions at those stores.Platform | Portfolio | Balance Sheet| Company25 1.Reduction against 2019 baseline. Like-for-like defined as the set of stores owned for the entirety of the period January 1, 2019through December 31, 20212.As of December 31, 2021

Social HighlightsInvesting in our team and communities Engagement & DevelopmentWe value our teammates’ engagement. In 2021, our annual Teammate Engagement Survey had a 91% response rate. Our goal is to help our teammates grow with our company. Last year over 390 teammates were promoted into new roles. We supported this goal through an average of 17 hours of training per teammate. Diversity, Equity, and InclusionWe believe our business is better because of the diversity of our team. Our Philosophy Regarding Respect in the Workplace defines our approach to diversity, inclusion, and treatment of differences and is acknowledged by all teammates. Our Policy on Equal Employment Opportunity prohibits discrimination in all aspects of employment. Community EngagementWe are proud to serve the communities in which we operate. Through our volunteering and fundraising efforts, we’ve supported numerous local charities and community organizations.Supply Chain & Human RightsWe established the CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers to hold our partners to our own standards and ensure that we’re doing our part to protect human rights and promote ethical conduct.Platform | Portfolio | Balance Sheet| Company26

Strong Corporate GovernanceSupporting the long-term interest of all shareholdersShareholder RightsAnnual election of TrusteesAnnual say-on-pay votesSingle voting class of stockShareholder right to call special meetingHighest governance rating among our peers (per ISS)Board PracticesSeparate Board Chair & Chief Executive OfficerRegular executive sessions of independent TrusteesAnnual Board & Committee self-evaluationsShare ownership guidelines for Executive Officers and TrusteesAnti-hedging & anti-pledging policiesCode of Business Conduct & Ethics for employees and TrusteesRisk oversight by Board and CommitteesWide range of relevant experience and diversity among Trustees44%Diversity89%IndependentPlatform | Portfolio | Balance Sheet| Company27 Racial/Ethnic Diversity Gender Diversity Gender/Racial/Ethnic Diversity

Operational PerformanceStrong fundamentals provide strong outlook for future growth 88.0%90.0%92.0% 94.0%96.0%98.0%JanFebMarAprMayJunJulAugSepOctNovDecSame-Store Occupancy 2020 2021 2022 - 5,000 10,000 15,000 20,000 25,000JanFebMarAprMayJunJulAugSepOctNovDecSame-Store Rentals 2021 2022 - 5,000 10,000 15,000 20,000 25,000JanFebMarAprMayJunJulAugSepOctNovDecSame-Store Vacates 2021 202228 1.Same-store results for the nine months ended September 30, 202213.9%Revenue growth3.2%Expense growth18.4%NOI Growth2022 Same-Store Results1